Semiannual Report

November 30, 1998

INVESCO
Small Company
Growth Fund











             INVESCO

YOU SHOULD KNOW WHAT INVESCO KNOWS.(TM)

Market Overview                                                    December 1998

     "It was the best of times, it was the worst of times." For many investors, the opening of Charles Dickens' A Tale of Two Cities best describes their investments in 1998. On the one hand, investments in many large, domestic blue chip companies have performed well. However, for investors in emerging markets and small-cap stocks, it has been a different story.
     This has been a year that tested the skills of even the most experienced investor, with the domestic equity markets reaching unprecedented heights in the spring of '98, suffering a severe correction, and then rallying again. But what really changed in 1998?
      o Economy: The domestic economy continues to expand even though many developing nations are enduring recessions. With U.S. unemployment at record low levels and real wages accelerating, consumers have been willing to spend. It is important to remember that consumer spending is responsible for approximately two-thirds of Gross Domestic Product. In addition, lower interest rates on mortgages have enticed homeowners to refinance, increasing their disposable income.
      o Interest rates: As the global financial crisis intensified during the last year, the threat of an overheating economy diminished, and interest rates declined significantly -- with Treasury yields reaching levels not seen since the 1950s and 1960s. In addition, slowing global growth and a global credit crunch caused the Federal Reserve Board to lower the Fed funds rate by 25 basis points three times in a seven-week period in the fall of '98. This was the first move by the Fed since it increased the Fed funds rate in the spring of '97. With falling commodity prices and benign inflation, the implied yield on a 30-year Treasury has decreased about 0.75% since year-end 1997.
      o Corporate Earnings: The strong U.S. dollar, intense price competition worldwide, and slowing global economies have decreased revenues for many multinationals, squeezing corporate profits. Furthermore, increasing wages (due to the tight labor market) are also putting pressure on profit margins, and the growth rate in corporate earnings has slowed.
      o Market Volatility: The last four years have been rewarding for investors, as domestic equity markets produced above-average returns with limited volatility. However, this year volatility returned to the markets; August 1998 marked the worst month for equities since October 1987. For the long-term investor, volatility is just part of the price of doing business when investing in equities.

     As we move into 1999, the market environment for domestic equities has changed to an extent; yet, in many respects, it remains similar to the last four years. Low inflation, declining interest rates, and positive domestic economic growth lend support to the underlying fundamentals for equities. Granted, the slowdown in many international economies may retard growth here at home, but it appears that our economy is strong enough to weather the storm.
     The U.S. remains the one global economic superpower. Compared to many international firms, domestic com-panies are highly efficient, productive, and profitable. The strong dollar and intense price competition slowed the rate of growth in earnings in 1998, but the earnings outlook for 1999 appears brighter, as many international economies start to recover. In addition, equity markets are forward-looking in nature and seem to be telling us that the worst of the global financial crisis may be over. However, investors should continue to expect heavy day-to-day volatility in the equity markets and remain focused on their long-term goals.
      The line graph on page 2 illustrates the value of a $10,000 investment in INVESCO Small Company Growth Fund, plus reinvested dividends and capital gain distributions, from inception through 11/30/98. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.(1),(2)

INVESCO Small Company
Growth Fund

                      INVESCO Small Company Growth Fund
                         Average Annual Total Return
                              as of 11/30/98(1)

                      1 year                      3.84%
                      ---------------------------------
                      5 years                    11.98%
                      ---------------------------------
                      Since inception (12/91)    15.74%
                      ---------------------------------

     For the six-month period ended 11/30/98, INVESCO Small Company Growth Fund had a total return of -2.86%. During the same period, the Russell 2000 had a total return of -12.35%. The fund also outperformed its peer group for the six-month period ended 11/30/98, with a return of -2.86% compared to -12.50% for the average fund in the Lipper Small-Cap Fund category. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/91) through 11/30/98.

Review & Outlook
A Conversation  with Lead Portfolio  Manager Stacie L. Cowell

SMALL-CAP  STOCKS HAVE LAGGED THE BROADER  MARKET OVER THE LAST FIVE YEARS;
BUT, IN THE FALL OF '98, ON A RELATIVE BASIS, THEY STARTED TO OUTPERFORM. WHAT'S CHANGED?
      I believe that we are close to a period of time when small-caps could significantly outperform larger stocks. History has shown us that when small-caps underperform large-caps for significant periods of time, as they have over the last five years, in the following years small-caps significantly outpace the Dow Jones Industrial Average and the S&P 500. (Of course, past performance is not a guarantee of future results.)(2)
      Small-caps were grossly oversold in the last year as increased market volatility drove many investors to focus on large, liquid stocks with predictable earnings. Presently, many large-cap stocks are selling at a 25% premium compared to their growth rates, while many small-caps are selling at a discount -- even though they are growing faster than their large-cap brethren.

WHAT DO YOU ATTRIBUTE THE FUND'S STRONG RELATIVE PERFORMANCE TO?
      The fund's holdings in technology stocks were a major positive factor over the past six months. In addition, many of our holdings in consumer cyclicals also performed well, especially those firms specializing in business services.
      Furthermore, we remained disciplined in our approach, seeking small-cap growth companies which have the ability to deliver superior financial returns over the next three to five years. By maintaining our core strategy when the equity markets corrected, we were able to improve the quality of holdings in the portfolio and enhance the fund's relative position.

WHAT MAJOR CHANGES HAVE YOU MADE TO THE FUND IN THE LAST SIX MONTHS?
      Probably the most significant change we made was an increased weighting in semiconductors. These stocks were devastated when the market corrected in the late summer and early fall, even though their long-term potential remains bright. This created an investment opportunity to purchase solid companies at historically cheap valuation levels, and helped the fund's performance as these holdings experienced significant appreciation when the market rallied in the fall.

WHAT INDUSTRIES OR SECTORS ARE YOU PRESENTLY FAVORING?
      We use a bottom-up approach when selecting securities for the portfolio, so we don't make sector calls. We prefer companies that have proprietary technology or products and are leaders in their respective markets. Presently, I believe that some of the best growth opportunities may exist in the technology, telecommunications, consumer cyclicals, and health care sectors. I'm also excited about the growth potential of the Internet, as Internet usage is doubling nearly every 90 days. Market-leading firms like Lycos Inc. have produced strong returns for the fund in the last year.
      Keep in mind that the fund is actively managed, so composition of holdings will change over time.

WHAT ARE A FEW OF YOUR FAVORITE STOCKS?
      o Unitrode Corp. is a firm that designs, manufactures, markets and sells a range of analog/linear circuits to a variety of industries. They are benefiting from strong domestic demand for their products and may experience accelerating earnings and revenues as their inventories are decreased.
      o Rational Software is a company which specializes in developing and managing software systems, and which also provides a wide range of technical support from consulting to training. Rational is benefiting from the growing trend of outsourcing and should experience strong growth over the next three to five years.

WHAT'S YOUR NEAR-TERM OUTLOOK FOR SMALL-CAPS?
      I'm upbeat about the long-term prospects, but the market for these securities may remain volatile over the near term.
      From a valuation standpoint, not since 1990 have small-caps been as attractively valued compared to their growth rates. For the patient investor, small-cap growth stocks may have dynamic potential over the next three to five years. Furthermore, these companies have limited international exposure which makes them less susceptible to the financial and economic problems occurring in many emerging and developing nations.

(1)Total  return  assumes   reinvestment  of  dividends  and  capital  gain
distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The    Russell   2000   is   an   unmanaged    index    indicative    of
smaller-capitalization stocks, while the S&P 500 and Dow Jones Industrial Average reflect the broad market and large-cap stocks, respectively.

Fund Management
      Stacie L. Cowell was named lead manager of the fund as of June 1, 1998, after serving as co-manager since 1997. She earned her BA in Economics from Colgate University and is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Tim J. Miller and Trent E. May.
      Tim, a senior vice president, heads up INVESCO's growth investment team. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
      Vice President Trent May received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

INVESCO Fund Codes
      These two-digit codes appear after your account number on Investment Summaries and confirmations. You may also use them to request information about specific funds on PAL(R), your Personal Account Line.
MONEY MARKET FUNDS
44   U.S.  Government  Money Fund
25   Cash  Reserves
40   Tax-Free Money Fund
BOND FUNDS
33   Short-Term Bond
47   Intermediate Government Bond
32   U.S. Government  Securities
30   Select  Income
31   High Yield
36   Tax-Free  Intermediate Bond
35   Tax-Free  Long-Term  Bond
COMBINATION  STOCK & BOND FUNDS
15   Industrial Income
70   Multi-Asset  Allocation
48   Total Return
71   Balanced  Equity Funds
STOCK FUNDS
21   Growth & Income
10   Blue Chip  Growth
20   Dynamics
60   Small  Company  Growth
61   INVESCO Endeavor
46   Value Equity
74   Small Company Value
23   S&P 500 Index Fund --Class II
SECTOR FUNDS
50   Energy
59   Environmental  Services
57   Financial Services
51   Gold
52   Health  Sciences
53   Leisure
42   Realty
55   Technology  -- Class II
58   Utilities
38   Worldwide Capital Goods
39   Worldwide  Communications
INTERNATIONAL FUNDS
09   International Blue Chip
49   International Growth
43   Emerging Markets
41   Asian Growth
54   Pacific Basin
56   European
37   European Small Company
34   Latin American Growth

TEN LARGEST COMMON STOCK HOLDINGS -- SMALL COMPANY GROWTH FUND
November 30, 1998

Description                                                               Value
--------------------------------------------------------------------------------
Unitrode Corp                                                       $ 4,623,938
SFX Entertainment Class A                                             3,789,450
AXENT Technologies                                                    3,570,563
HA-LO Industries                                                      3,545,063
Aeroflex Inc                                                          3,468,413
MAPICS Inc                                                            3,323,813
Orbital  Sciences                                                     3,232,508
Safeguard  Scientifics                                                3,227,625
First Consulting Group                                                3,196,000
USWeb Corp                                                            3,185,000

Composition of holdings is subject to change.

                       --------------------------------

STATEMENT OF INVESTMENT SECURITIES --SMALL COMPANY GROWTH FUND
November 30, 1998
UNAUDITED

--------------------------------------------------------------------------------
                                          Shares or
                                          Principal
% Descripton                                 Amount                     Value
--------------------------------------------------------------------------------
79.46 COMMON STOCKS
3.27  AEROSPACE & DEFENSE
      Aeroflex Inc(a)                       253,400               $ 3,468,413
      Moog Inc Class A(a)                    87,800                 2,546,200
      Orbital Sciences(a)                    84,510                 3,232,508
--------------------------------------------------------------------------------
                                                                    9,247,121
--------------------------------------------------------------------------------
1.09 AIR FREIGHT
     Eagle USA Airfreight(a)                162,800                 3,093,200
--------------------------------------------------------------------------------
1.67 AUTO PARTS
     CSK Auto(a)                            102,200                 2,848,825
     O'Reilly Automotive(a)                  41,000                 1,860,375
--------------------------------------------------------------------------------
                                                                    4,709,200
--------------------------------------------------------------------------------

1.91 BANKS
     City National                           84,480                 3,157,440
     US Trust                                33,000                 2,231,625
--------------------------------------------------------------------------------
                                                                    5,389,065
--------------------------------------------------------------------------------
0.98 CABLE
     TCA Cable TV                            97,000                 2,764,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Shares or
                                          Principal
% Descripton                                 Amount                     Value
-------------------------------------------------------------------------------
5.50 COMMUNICATIONS -- EQUIPMENT &
       MANUFACTURING
     Comverse Technology(a)                  34,000               $ 1,955,000
     Excel Switching(a)                      80,000                 2,090,000
     GeoTel Communications(a)                43,600                 1,199,000
     Gilat Satellite Networks Ltd(a)         54,600                 2,777,775
     Melita International(a)                139,800                 2,097,000
     Power Integrations(a)                   96,100                 2,306,400
     REMEC Inc(a)                           224,150                 3,110,081

--------------------------------------------------------------------------------
                                                                   15,535,256
--------------------------------------------------------------------------------
11.39 COMPUTER RELATED
      Citrix Systems(a)                      17,500                 1,452,500
      Kronos Inc(a)                          35,700                 1,544,025
      Lycos Inc(a)                           24,000                 1,416,000
      MAPICS Inc(a)                         171,000                 3,323,813
      Mercury Interactive(a)                 51,000                 2,339,625
      Metro Information Services(a)         115,000                 2,990,000
      Micromuse Inc(a)                       75,000                 1,710,938
      Mobius Management Systems(a)          115,180                 1,353,365
      Peregrine Systems(a)                   60,600                 2,238,412
      QuadraMed Corp(a)                      88,600                 2,126,400
      Rational Software(a)                  127,000                 2,881,312
      Spyglass Inc(a)                        53,000                 1,245,500
      USWeb Corp(a)                         140,000                 3,185,000
      Verity Inc(a)                         140,000                 2,415,000
      Wind River Systems(a)                  42,275                 1,971,072
--------------------------------------------------------------------------------
                                                                   32,192,962
--------------------------------------------------------------------------------
1.04 CONTAINERS
     Ivex Packaging(a)                      151,300                 2,950,350
--------------------------------------------------------------------------------
0.45 DISTRIBUTION
     Natrol Inc(a)                          125,800                 1,273,725
--------------------------------------------------------------------------------
4.28 ELECTRONICS
     Aehr Test Systems(a)                   200,000                   900,000
     Cerprobe Corp(a)                       140,050                 2,048,231
     Level One Communications(a)             76,000                 2,351,250
     Mettler-Toledo International(a)        110,300                 2,895,375
     Simac Techniek NV                       15,000                 1,926,728
     Uniphase Corp(a)                        36,200                 1,961,587
--------------------------------------------------------------------------------
                                                                   12,083,171
--------------------------------------------------------------------------------

7.44 ELECTRONICS -- SEMICONDUCTOR
     Applied Micro Circuits(a)               52,500                 1,758,750
     Flextronics International Ltd(a)        35,000                 2,327,500
--------------------------------------------------------------------------------
                                          Shares or
                                          Principal
% Descripton                                 Amount                     Value
--------------------------------------------------------------------------------
     Galileo Technology Ltd(a)              110,000               $ 1,815,000
     Genesis Microchip(a)                   164,000                 2,736,750
     PMC-Sierra Inc(a)                       25,000                 1,346,875
     Photronics Inc(a)                      140,000                 2,800,000
     QLogic Corp(a)                          13,700                 1,405,962
     SIPEX Corp(a)                           69,000                 2,225,250
     Unitrode Corp(a)                       273,000                 4,623,938
--------------------------------------------------------------------------------
                                                                   21,040,025
--------------------------------------------------------------------------------
1.34 ENTERTAINMENT
     SFX Entertainment Class A(a)            75,600                 3,789,450
--------------------------------------------------------------------------------
6.29 HEALTH CARE RELATED
     Capital Senior Living(a)               204,000                 2,524,500
     Colorado MEDtech(a)                    116,700                 1,050,300
     First Consulting Group(a)              136,000                 3,196,000
     HealthCare Financial Partners(a)        90,000                 2,958,750
     Laser Vision Centers(a)                  7,200                   128,250
     Province Healthcare(a)                  83,300                 2,665,600
     ResMed Inc(a)                           73,000                 2,491,125
     Sunrise Assisted Living(a)              64,000                 2,760,000
--------------------------------------------------------------------------------
                                                                   17,774,525
--------------------------------------------------------------------------------
2.98 LEISURE TIME
     Action Performance(a)                   78,200                 2,854,300
     Family Golf Centers(a)                 141,300                 2,905,481
     Intrawest Corp                         165,000                 2,650,312
--------------------------------------------------------------------------------
                                                                    8,410,093
--------------------------------------------------------------------------------
1.69 OIL & GAS RELATED
     Key Energy Group(a)                    170,000                 1,062,500
     Newfield Exploration(a)                 93,300                 1,819,350
     Precision Drilling(a)                  118,000                 1,275,875
     Stolt Comex Seaway SA(a)                75,000                   632,812
--------------------------------------------------------------------------------
                                                                    4,790,537
--------------------------------------------------------------------------------

1.84 PERSONAL CARE
     Helen of Troy Ltd(a)                   134,000                2,244,500
     Playtex Products(a)                    190,000                2,945,000
--------------------------------------------------------------------------------
                                                                   5,189,500
--------------------------------------------------------------------------------
5.84 RETAIL
     Cost Plus(a)                            85,000                2,805,000
     Family Dollar Stores                   128,000                2,568,000
     Men's Wearhouse(a)                      75,000                1,898,438
     Pacific Sunwear of California(a)        96,000                1,422,000
     Rental Service(a)                      147,000                3,114,562
     Software.net Corp(a)                    39,400                  856,950
     Stage Stores(a)                         74,000                  851,000
--------------------------------------------------------------------------------
                                          Shares or
                                          Principal
% Descripton                                 Amount                    Value
--------------------------------------------------------------------------------
     Wild Oats Markets(a)                   105,000              $ 2,992,500
--------------------------------------------------------------------------------
                                                                  16,508,450
--------------------------------------------------------------------------------
0.57 SAVINGS & LOAN
     FirstFed Financial(a)                  90,000                 1,597,500
--------------------------------------------------------------------------------
14.11 SERVICES
      ACNielsen Corp(a)                     75,000                 2,067,188
      AHL Services(a)                       57,650                 1,902,450
      Atlantic Data Services(a)             69,000                 1,242,000
      AXENT Technologies(a)                137,000                 3,570,563
      Concord EFS(a)                        67,750                 2,155,297
      Cotelligent Group(a)                 154,200                 2,823,788
      Documentum Inc(a)                     53,000                 2,229,313
      HA-LO Industries(a)                  111,000                 3,545,063
      Integrated Electrical Services(a)     82,000                 1,568,250
      Interim Services(a)                  138,200                 2,867,650
      Jack Henry & Associates               25,220                 1,267,305
      Metzler Group(a)                      30,200                 1,253,300
      NCO Group(a)                          50,800                 1,873,250
      ProBusiness Services(a)               33,200                 1,460,800
      Profit Recovery Group
        International(a)                    43,200                 1,458,000
      Romac International(a)               181,000                 2,522,687
      Safeguard Scientifics(a)             114,000                 3,227,625
      Sylvan Learning Systems(a)            98,000                 2,848,125
--------------------------------------------------------------------------------
                                                                  39,882,654
--------------------------------------------------------------------------------

4.45 TELECOMMUNICATIONS -- LONG DISTANCE
     Dycom Industries(a)                    53,300                 2,095,356
     ICG Communications(a)                 115,000                 2,645,000
     IDT Corp(a)                           145,000                 2,809,375
     Pacific Gateway Exchange(a)            44,000                 1,969,000
     Viatel Inc(a)                         205,000                 3,049,375
--------------------------------------------------------------------------------
                                                                  12,568,106
--------------------------------------------------------------------------------
0.65 TEXTILE -- APPAREL MANUFACTURING
     Quiksilver Inc(a)                      76,000                 1,843,000
--------------------------------------------------------------------------------
0.68 TEXTILE -- HOME FURNISHINGS
     Linens 'n Things(a)                    62,600                 1,917,125
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS
   (Cost $207,038,977)                                           224,549,515
--------------------------------------------------------------------------------
                                          Principal
% Descripton                                 Amount                   Value
--------------------------------------------------------------------------------
20.54 SHORT-TERM INVESTMENTS --
        REPURCHASE AGREEMENTS
      Repurchase  Agreement  with
      State Street dated  11/30/1998
      due  12/1/1998 at 5.100%,
      repurchased at $58,063,224
      (Collateralized by US
      Treasury Bonds due
      4/15/2028 at 3.625%,
      value $59,638,426)
      (Cost $58,055,000)
                                      $ 58,055,000               $58,055,000

--------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $265,093,977)
       (Cost for Income Tax Purposes
       $267,057,741)                                           $ 282,604,515
================================================================================

(a) Security is non-income producing.




See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES --
SMALL COMPANY GROWTH FUND
November 30, 1998
UNAUDITED

ASSETS
Investment Securities at Value(a)
  (Cost $265,093,977)(a)                                       $ 282,604,515
Cash                                                                 208,157
Receivables:
  Investment Securities Sold                                       2,965,880
  Fund Shares Sold                                                   606,301
  Dividends and Interest                                              11,164
Prepaid Expenses and Other Assets                                    124,187
--------------------------------------------------------------------------------
TOTAL ASSETS                                                     286,520,204
--------------------------------------------------------------------------------
LIABILITIES
Payables:
  Investment Securities Purchased                                  2,452,557
  Fund Shares Repurchased                                         10,351,399
Accrued Distribution Expenses                                         54,054
Accrued Expenses                                                     266,596
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 13,124,606
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                            $ 273,395,598
================================================================================
NET ASSETS
Paid-in Capital(b)                                             $ 237,818,949
Accumulated Undistributed Net
  Investment Loss                                                  (653,747)
Accumulated Undistributed Net
  Realized Gain on Investment
  Securities and Foreign Currency Transactions                    18,719,858
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                               17,510,538
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                            $ 273,395,598
================================================================================
NET ASSET VALUE, Offering and Redemption
  Price per Share                                              $       11.56
================================================================================

(a) Investment securities at cost and value at November 30, 1998 include a repurchase agreement of $58,055,000.

(b) The Fund has 600 million authorized shares of common stock, par value of $0.01 per share, of which 23,648,672 were outstanding at November 30, 1998.

See Notes to Financial Statements

STATEMENT OF OPERATIONS --
SMALL COMPANY GROWTH FUND
Six Months Ended November 30, 1998
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                      $     127,412
Interest                                                           1,108,143
 Foreign Taxes Withheld                                              (1,163)
--------------------------------------------------------------------------------
 TOTAL INCOME                                                      1,234,392
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                             936,287
Distribution Expenses                                                312,096
Transfer Agent Fees                                                  519,473
Administrative Fees                                                   23,726
Custodian Fees and Expenses                                           34,031
Directors' Fees and Expenses                                          10,994
Professional Fees and Expenses                                        17,887
Registration Fees and Expenses                                        41,072
Reports to Shareholders                                               59,410
Other Expenses                                                         5,704
--------------------------------------------------------------------------------
 TOTAL EXPENSES                                                    1,960,680
 Fees and Expenses Absorbed by Investment Adviser                   (73,232)
 Fees and Expenses Paid Indirectly                                  (14,998)
--------------------------------------------------------------------------------
    NET EXPENSES                                                   1,872,450
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (638,058)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                          (7,961,038)
  Foreign Currency Transactions                                       68,795
--------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)                               (7,892,243)
--------------------------------------------------------------------------------
Change in Net Appreciation of:
 Investment Securities                                            3,966,110
 Foreign Currency Transactions                                       70,693
--------------------------------------------------------------------------------
    Total Net Appreciation                                        4,036,803
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENT
  SECURITIES AND FOREIGN
  CURRENCY TRANSACTIONS                                         (3,855,440)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                    $ (4,493,498)
================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS --  SMALL COMPANY GROWTH FUND

                                            Six Months                   Year
                                                 Ended                  Ended
                                           November 30                 May 31
--------------------------------------------------------------------------------
                                              1998                       1998
                                            UNAUDITED
OPERATIONS
Net Investment Loss                     $   (638,058)          $ ( 1,309,186)
Net Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency Transactions            (7,892,243)              74,467,963
Change in Net Appreciation (Depreciation)
 of Investment Securities and Foreign
Currency Transactions                       4,036,803            (10,293,630)

--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                          (4,493,498)             62,865,147
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET REALIZED GAIN
 ON INVESTMENT SECURITIES
 AND FOREIGN CURRENCY TRANSACTIONS                  0           (70,523,447)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares             244,911,979            517,944,195
Reinvestment of Distributions                       0             68,478,048
--------------------------------------------------------------------------------
                                          244,911,979            586,422,243
Amounts Paid for Repurchases of Shares  (239,641,574)          (600,416,027)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM FUND SHARE TRANSACTIONS               5,270,405           (13,993,784)
--------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       776,907           (21,652,084)
NET ASSETS

Beginning of Period                       272,618,691            294,270,775
--------------------------------------------------------------------------------
End of Period (Including Accumulated
 Undistributed Net Investment
 Loss of $653,747 and
 $15,689, respectively)                 $ 273,395,598          $ 272,618,691
================================================================================


    -----------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                22,764,686             38,262,375
Shares Issued from
  Reinvestment of Distributions                     0              6,425,767
--------------------------------------------------------------------------------
                                           22,764,686             44,688,142
Shares Repurchased                        (22,025,050)           (44,729,581)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN FUND SHARES                               739,636               (41,439)
================================================================================
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS -- SMALL COMPANY GROWTH FUND
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Emerging Opportunity Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of Small Company Growth Fund. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
        Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreement including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.
       The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such foreign investments may
     subject  the  Fund  to  additional  risks  resulting   from  future
     political or economic condi- tions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
       The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
       To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
       Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E.   DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  -- Dividends  and
     distributions   to  shareholders  are  recorded  by  the  Fund  on  the  ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

 F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million.
  A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsuduary of IFG, to a maximum of 0.25% of annual average net assets. For the six months ended November 30, 1998, the Fund paid the Distributor $319,235 under the plan of distribution. IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.
 IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
  In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
  IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $193,906,573 and $211,048,197, respectively.
  There were no purchases or sales of  U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At November 30, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $35,739,921 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $20,193,147, resulting in net appreciation of $15,546,774.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.
  The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement.
Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits are based on the annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
  The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Trust Funds.
  Pension expenses for the six months ended November 30, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $2,532. Unfunded accrued pension costs of $7,327 and pension liability of $25,549 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At November 30, 1998, there were no such borrowings.

OTHER INFORMATION

UNAUDITED

      YEAR 2000 COMPUTER ISSUE. Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own system, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

      In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments.


FINANCIAL  HIGHLIGHTS -- SMALL COMPANY GROWTH FUND
(For a Fund Share Outstanding Throughout Each Period)

                                              Six Months
                                                   Ended
                                             November 30                Year Ended May 31

-------------------------------------------------------------------------------------------------------
                                                    1998        1998    1997     1996    1995      1994
                                                  UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period        $     11.90  $    12.82 $ 14.38 $   9.37 $ 11.40  $  9.89
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                       (0.03)      (0.06)  (0.07)   (0.06)    0.04   (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (0.31)        2.56  (0.96)     5.25    0.46     1.53
-------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   (0.34)        2.50  (1.03)     5.19    0.50     1.52
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.00        0.00   0.00      0.00    0.04     0.00
Distributions from Capital Gains                     0.00        3.42   0.53      0.18    2.49     0.01
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  0.00        3.42   0.53      0.18    2.53     0.01
-------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period              $     11.56  $    11.90 $ 12.82 $  14.38 $  9.37  $ 11.40
=======================================================================================================

TOTAL RETURN                                       (2.86%)     22.65%  (7.08%)  55.78%   4.98%   15.34%

RATIOS
Net Assets -- End of Period ($000 Omitted)    $   273,396  $  272,619 $294,259$370,029 $153,727$176,510
Ratio of Expenses to Average Net Assets             0.76%       1.48%    1.52%   1.48%    1.49%   1.37%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                             (0.26%)    (0.42%)   (0.55%) (0.78%)   0.41% (0.26%)
Portfolio Turnover Rate                               91%       158%      216%    221%     228%    196%

(a) Based on operations for the period shown and, accordingly, are not representative of a full year.

(b) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended November 30, 1998 and the years ended May 31, 1997 and 1995.
     If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.79%, 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.29%), (0.57%) and 0.38%, respectively.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.


EasiVest makes it easy to pay yourself first.

   It seems that for most of us the hardest part of investing at regular intervals comes down to imply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

   After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

USING EASIVEST IS ONE OF THE FEW TIME WHEN YOU'LL FIND THE EASY WAY MAY ALSO BE ON OF THE BEST.

   For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

   Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

   Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

   Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

2.   Enclose an unsigned, personal check or savings deposit slip marked "Void."

3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

   It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

QUESTIONS?  CALL US AT 1-800-525-8085.
START BUILDING FOR YOUR FUTURE TODAY.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

   BEFORE RETURNING THIS AUTHORIZATION, PLEASE BE SURE TO CONTACT YOUR BANK FOR THE CORRECT ABA NUMBER AND ACCOUNT NUMBER.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund___________________________________ Acct.#_______________________________

$__________________________ ($50 minimum)     ___ 7th     ___21st

----------------------------------------------------------------------------
Bank Name
----------------------------------------------------------------------------
Bank Street Address
----------------------------------------------------------------------------
City, State, Zip
----------------------------------------------------------------------------
------------------------------------      (--------------)------------------
ABA Number (available from your bank)     Bank Phone Number
__________________________________        This is a __Checking Account
                                                    __ Savings Account
Bank Account Number
----------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)
----------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)
----------------------------------------------------------------------------
Owner Street Address
----------------------------------------------------------------------------
City, State, Zip
----------------------------------------------------------------------------
Signature                                                  Date
----------------------------------------------------------------------------
Signature                                                  Date

-------------------------------------------(------)-------------------------
Daytime Telephone Number                   Evening Telephone Number

DON'T FORGET TO ATTACH A VOIDED CHECK OR DEPOSIT SLIP.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.